UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: October 18, 2002

THOR VENTURES, CORP.

(Exact Name of Registrant as Specified on its Charter)

000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification Number)

FLORIDA

(State or Other Jurisdiction of Incorporation or Organization)

1818-1177 West Hastings Street, Vancouver, British Columbia Canada V6E 2K3

(Address of Principal Executive Offices)

(604) 602-1717

(Registrant's Telephone Number, Including Area Code)

ITEM 5. Other Events.

A Special Meeting of Stockholders of Thor Ventures, Corp. ("Corporation") that was to be held at 11:00 a.m. on Friday the 18th of October 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada has been adjourned until 11:00 a.m. on Thursday November 14, 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada, in order to permit shareholders additional time in which to vote on those matters presented in the Notice of Special Meeting and Proxy Statement dated September 18, 2002.

At the Special Meeting, stockholders will vote on the following matters:

(1) Amending the Corporation's Articles of Incorporation to change the name of the Corporation from Thor Ventures, Corp. to Jure Holdings, Inc., and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

(2) Authorizing the Corporation's board of directors to effect a one-for-ten (1:10) reverse split of the Corporation's common stock.

(3) Electing Nora Coccaro as the sole member of the Corporation's board of directors.

Information regarding the above matters is set forth in the Proxy Statement.

The board of directors of the Corporation fixed the close of business on September 18, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Dated: October 22, 2002

Thor Ventures, Corp.

A Florida corporation

By: ______________________

Nora Coccaro

President

THOR VENTURES, CORP.

1177-West Hastings Street, Suite 1818

Vancouver, British Columbia V6E 2K3 Canada

Telephone (604) 602-1717

October 22, 2002

Dear Stockholder:

We write to inform you that the Special Meeting of Stockholders of Thor Ventures, Corp. ("Corporation") that was to be held at 11:00 a.m. on Friday the 18th of October 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada has been adjourned until 11:00 a.m. on Thursday November 14, 2002 at 1177 West Hastings Street, Suite 1818, Vancouver, British Columbia, Canada, in order to permit shareholders additional time in which to vote on those matters presented in the Notice of Special Meeting and Proxy Statement dated September 18, 2002.

At the Special Meeting, stockholders will vote on the following matters:

(1) Amending the Corporation's Articles of Incorporation to change the name of the Corporation from Thor Ventures, Corp. to Jure Holdings, Inc., and approving the required amendment to the Articles of Incorporation and other actions necessary to complete the change of name.

(2) Authorizing the Corporation's board of directors to effect a one-for-ten (1:10) reverse split of the Corporation's common stock.

(3) Electing Nora Coccaro as the sole member of the Corporation's board of directors.

Information regarding the above matters is set forth in the Proxy Statement.

The board of directors of the Corporation has fixed the close of business on September 18, 2002, as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

By Order of the Board of Directors

_____________________________

Nora Coccaro, President

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE MARK, SIGN, DATE AND RETURN THE PROXY THAT HAS BEEN POSTED TO YOU, AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED. FOR NON-U.S. SHAREHOLERS, PLEASE RETURN YOUR EXECUTED PROXY BY FAX TO INTERWEST TRANSFER COMPANY, ATTN: STACIE NOLAN, AT (801) 277-3147. THE PHONE NUMBER OF THE TRANSFER AGENT IS (801) 272-9294. IF YOU DO ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.